UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 24, 2017
HomeStreet, Inc.
(Exact name of registrant as specified in its charter)

Washington	001-35424	91-0186600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
601 Union Street, Ste. 2000, Seattle, WA 98101
(Address of principal executive offices) (Zip Code)
(206) 623-3050
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 24, 2017, Melba Bartels, Senior Executive Vice President and Chief Financial Officer of HomeStreet, Inc. (“HomeStreet” or the “Company”) advised the board and management of the Company of her intended departure from HomeStreet effective April 23, 2017. Ms. Bartels is leaving HomeStreet to pursue another opportunity as the Chief Financial Officer of BECU. The Company will announce plans to fill the Chief Financial Officer position on an interim basis prior to Ms. Bartels’s final day with the Company, and will be conducting a nationwide search to find a permanent replacement.

A press release announcing Ms. Bartels departure was issued by the Company on March 28, 2017 and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Exhibit 9.01 Exhibits

Exhibit No.	Description

99.1	Press Release Issued by HomeStreet, Inc., dated March 28, 2017, regarding the departure of certain officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2017.

HomeStreet, Inc.
By: /s/ Godfrey B. Evans
Godfrey B. Evans
Executive Vice President, Chief Administrative
Officer, General Counsel and Corporate Secretary